WRL FREEDOM VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated September 14, 2012

to the

Prospectus dated May 1, 2009

Effective on or about September 17, 2012, the following subaccounts were restructured and renamed:

Current:	New:
TA Hanlon Balanced – Service Class subadvised by Hanlon Investment Management, Inc.	TA PIMCO Tactical – Balanced – Service Class subadvised by Pacific Investment Management Company LLC
TA Hanlon Growth – Service Class subadvised by Hanlon Investment Management, Inc.	TA PIMCO Tactical – Growth – Service Class subadvised by Pacific Investment Management Company LLC
TA Hanlon Growth and Income – Service Class subadvised by Hanlon Investment Management, Inc.	TA PIMCO Tactical – Conservative – Service Class subadvised by Pacific Investment Management Company LLC

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Variable Annuity dated May 1, 2009